SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: February 1, 2001
                        (Date of earliest event reported)


                            FORD MOTOR CREDIT COMPANY
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


                    1-6368                  38-1612444
           (Commission File Number) (IRS Employer Identification No.)


                   One American Road, Dearborn, Michigan 48126
              (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code 313-322-3000

Item 5.  Other Events.
---------------------

     The Ford Motor Company ("Ford") news release dated February 1, 2001 concerning U.S. retail sales of Ford vehicles in January 2001, filed as Exhibit
99.1 to this report, is incorporated by reference herein. Ford's North American Production and Overseas Sales schedule dated February 1, 2001, filed as Exhibit
99.2 to this report, is incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
----------------------------------------------------------------------------

                                    EXHIBITS
                                    --------

Designation         Description                          Method of Filing
-----------         -----------                          ----------------

Exhibit 99.1        Ford Motor Company News
                    Release dated February 1, 2001       Filed with this Report

Exhibit 99.2        Ford Motor Company North American
                    Production and Overseas Sales
                    Schedule dated February 1, 2001      Filed with this Report



                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                         FORD MOTOR CREDIT COMPANY
                                          -------------------------
                                          (Registrant)


Date:  February 1, 2001                   By: /s/ E. E. Smith-Sulfaro
                                              -----------------------
                                                  E. E. Smith-Sulfaro
                                                  Assistant Secretary


                                  EXHIBIT INDEX
                                  -------------


Designation                Description
-----------                -----------

Exhibit 99.1               Ford Motor Company News Release
                           dated February 1, 2001

Exhibit 99.2               Ford Motor Company North American
                           Production and Overseas Sales
                           Schedule dated February 1, 2001




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